Income Taxes - Reconciliations of the Differences Between the PRC Statutory Income Tax Rate and the Group's Effective Income Tax Rate (Detail)
¥ / shares in Units, $ / shares in Units, ¥ in Thousands, $ in Thousands
	12 Months Ended
	Dec. 31, 2019 CNY (¥) ¥ / shares	Dec. 31, 2019 USD ($) $ / shares	Dec. 31, 2018 CNY (¥) ¥ / shares	Dec. 31, 2017 CNY (¥)
Loss before income tax	¥ (1,451,950)	$ (208,560)	¥ (401,111)	¥ (298,240)
Income tax computed at respective applicable tax rate	(148,871)	(21,384)	(56,093)	(37,672)
Non-deductible expenses	87,021	12,499	2,548	3,889
Research and development expenses plus deduction	(9,254)	(1,329)	(6,762)	(2,846)
Changes in valuation allowance	¥ 71,104	$ 10,214	62,029	¥ 36,629
Income Tax Expense			¥ 1,722
Effect of tax holidays entitled by the PRC subsidiaries on basic loss per share | (per share)	¥ 9.55	$ 1.37	¥ 3.07